[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]


                                          June 12, 1998


The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio  43219

     Re:  The Victory Portfolios
          File No. 33-8982
          Post-Effective Amendment
          to Registration Statement on Form N-1A
          --------------------------------------

Dear Gentlemen:

           We hereby consent to the reference of our firm as counsel in Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A.

                                          Very truly yours,



                                          /s/Kramer, Levin, Naftalis & Frankel